     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2006

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33149	76-0603927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21800 Burbank Blvd., Suite 200
Woodland Hills, Ca 91367
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (604) 678-9446

1500 East Tropicana Avenue, Suite 100, Las Vegas, Nevada 89119
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

     On December 11, 2006, the Board of Directors of Transnational Automotive Group Inc. (the "Company") dismissed Pannell Kerr Forster - Chartered Accountants, Vancouver, Canada (PKF) as the Company's independent accountants and appointed the firm of Kabani & Company, Inc., to serve as independent public accountants of the Company.

     PKF’s reports on the Company’s financial statements for the fiscal year ended February 28, 2006 and 2005, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles but contained an emphasis paragraph as to a going concern.

     During the Engagement Period, there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its report, and there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its report for the Company.

     The Company has provided PKF with a copy of this Form 8-K and has requested PKF to furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether PKF agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter from PKF is attached hereto as Exhibit 16.1.

     During its fiscal year ended February 28, 2006 and 2005 and in the subsequent interim periods prior to the dismissal of PKF, the Company did not consult with Kabani concerning (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by Kabani that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

16.1	Letter of PKF

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Registrant)

Date: December 11, 2006	/s/ Ralph J. Thomson
Ralph Thomson, President
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of PKF